UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  June 10, 2005


                    IMEDIA INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


          Delaware                   000-50159               84-1424696
  (State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)



    1721 Twenty First Street, Santa Monica, California  90404
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (310) 453-4499



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operation and Financial Condition

      On June 10, 2005, we issued a press release discussing our financial results for the three month period ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in Item 2.02 of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

      (c)   Exhibits.

      The following exhibits are filed herewith:

          Exhibit
          Number      Description
          -------     -----------

            99.1 Press Release dated June 10, 2005, published by iMedia International, Inc.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMEDIA INTERNATIONAL, INC.

June 10, 2005                       /s/ Frank Unruh
                                    ---------------------------------------
                                    Frank Unruh
                                    Chief Financial Officer